AMENDING AGREEMENT

                  THIS AMENDING AGREEMENT made this 18th day of June, 2009.

                  BETWEEN:

STAR GOLD CORP.

and -

MINQUEST, INC.

WHEREAS MINQUEST and STAR GOLD have entered into a Purchase Agreement on April 11, 2008 in which MINQUEST has granted to STAR GOLD (formerly Elan

Development, Inc. ) the exclusive right and purchase to acquire an undivided 100% right, title and interest in and to the Property as set out in Schedule A, with a 3% Net Smelter Return Royalty, (See Schedule D) in favour of MinQuest for an aggregate total of 97% (the “Purchase”) for total consideration consisting of cash payments to the Vendor totalling $100,000USD, stock options totalling 200,000 shares, and property expenditures totalling $275,000USD, as set out in Schedule B; and to reimburse all holding costs set out in Schedule C.

WHEREAS MINQUEST has acquired an additional 42 (forty two) claims surrounding the the currently existing 8 claims that comprise the Excalibur property. MInquest acquired these additional claims through staking. Both MINQUEST and STAR GOLD have agreed to add the additional 42 (forty two) claims to the original Purchase agreement.

NOW THEREFORE this Agreement witnesseth that in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows.

1.   Schedule A shall be amended to reflect the addition of the 42 (forty two) new claims and will be effective immediately.

2   In all other respects the terms of the original Purchase Agreement between

     MINQUEST and STAR GOLD dated April 11, 2008 shall apply

IN WITNESS WHEREOF THE PARTIES have hereto set their hands and seals, as duly witnessed by the hands of their properly authorized officers on their behalf on the day and year first above written.

Signed for and on behalf of

MINQUEST, INC.

By its authorized signatory

____/s/ Richard Kern_____

Richard Kern, President

Signed for and on behalf of

STAR GOLD CORP.

By its authorized signatory

___/s/ Lindsay Gorrill_______

Lindsay Gorrill, President